UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2011
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	34-6542451 (I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8	— Other Events

Item 8.01	Other Events
     On April 20, 2011, KeyCorp issued a press release announcing completion of its repurchase of the warrant issued to the U.S. Treasury under the TARP Capital Purchase Program. KeyCorp and the U.S. Treasury agreed upon a repurchase price of $70 million for the warrant. The warrant had allowed the U.S. Treasury to purchase 35,244,361 shares of KeyCorp common stock, par value $1.00. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9	— Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 99.1	Press Release, dated April 20, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: April 20, 2011	/s/ Steven N. Bulloch
By: Steven N. Bulloch
Assistant Secretary